INVESTOR DAY 2011

MICHAEL ROTH

WE'VE COME A LONG WAY FROM…

- SOX compliance
- Operating losses
- Weak agency offerings and balance sheet
- "Beleaguered IPG"

MAJOR STEPS IN THE TURNAROUND

- Resolved legacy issues
- Invested in world-class digital, creative and leadership talent
- Strategically re-aligned major elements of the portfolio
- Significantly strengthened financial infrastructure and instilled management discipline across the organization

RESULTING IN STRONG PERFORMANCE

- Vital and contemporary agency brands

RESULTING IN STRONG PERFORMANCE

- Vital and contemporary agency brands
- Competitive organic revenue performance


YoY Organic Revenue Growth
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
-0.7%
6.5%
1.0%
6.2%
3.8%
5.1%
3.8%
3.1%
-10.8%
-7.7%
7.0%
6.7%
2005
2006
2007
2008
2009
2010
IPG
Peer Avg*
* OMC, WPP & PUB

RESULTING IN STRONG PERFORMANCE

- Vital and contemporary agency brands
- Competitive organic revenue performance
- Dramatic operating margin improvement



Trailing Twelve Months
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
(1.0%)
(0.2%)
0.1%
(0.4%)
1.6%
2.7%
3.2%
4.1%
4.5%
5.6%
6.6%
7.4%
8.1%
8.7%
8.5%
7.3%
6.7%
5.7%
6.1%
7.3%
7.8%
8.5%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10

Excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges.

RESULTING IN STRONG PERFORMANCE

- Vital and contemporary agency brands
- Competitive organic revenue performance
- Dramatic operating margin improvement
- Strong balance sheet and cash generation

RESULTING IN STRONG PERFORMANCE

- Vital and contemporary agency brands
- Competitive organic revenue performance
- Dramatic operating margin improvement
- Strong balance sheet and cash generation
- Outstanding share performance in 2009 and 2010

SHARE PERFORMANCE



December 31, 2008 – March 27, 2011
total shareholder return
225%
200%
175%
150%
125%
100%
75%
50%
25%
0%
207%
85%
101%
121%
53%
IPG
OMC
WPP
PUB
S&P 500

IPG TODAY: A PORTFOLIO OF PREMIER SERVICE OFFERINGS

- Foundation of world-class agencies and clients
- Strong in strategically critical areas such as digital, media and integrated solutions
- Effectively managed change in the economic environment, while continuing to invest
- Remain focused on accelerated margin recovery to achieve peer-like financial performance


What's Next?

SIGNIFICANT OPPORTUNITY

- We operate in a global growth industry
- In a new world of complexity driven by digital convergence, the role of marketing will grow
  - Consumers are in control
  - Marketers require expert guidance, higher value thinking
- Key drivers:
  - Digital | Emerging economies | Accountable, integrated solutions

INDUSTRY IN STEP WITH MACROECONOMIC GROWTH



Growth of Global GDP and Ad Revenues
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
% Change in Global GDP
% Change in Global Advertising

Source: Magna

REGIONAL TRENDS – U.S. AND EMERGING MARKETS LEAD THE WAY

Global Core Media Ad Revenues by Region


Lat Am 6%
APAC 24%
North America 37%
Middle East / Row 2%
Europe 30%
Africa 1%
2011E

Region	2011 – 2013 Growth CAGR
North America	+4.2%
Europe	+3.8%
Lat Am	+13.0%
Africa	+10.6%
APAC	+8.6%
Middle East / ROW	+10.9%
World	+5.9%

Source: MAGNA

REGIONAL TRENDS – U.S. AND EMERGING MARKETS LEAD THE WAY

Global Core Media Ad Revenues by Region


Middle East / Row 2%

BRIC Highlights

$ in Millions	2011E	2011 % Chg	2012 E % Chg	2013E % Chg
Brazil	11,878	11.6%	11.3%	11.2%
Russia	8,952	12.8%	12.0%	9.5%
India	5,323	21.0%	19.1%	19.2%
China	27,034	18.8%	17.0%	16.6%
Total	**$53,187**	**16.3%**	**15.1%**	**14.5%**

Source: MAGNA

SECTOR LOOK SHOWS DIGITAL AND TV GROWING

Share of U.S. Ad Revenues by Medium


1990
TV
23%
Outdoor
3%
Radio
10%
Direct
Mail 9%
Print
55%


2015E
Digital
20%
Print
18%
Direct mail
11%
Radio
8%
TV
36%
Outdoor
4%

Source: MAGNA; industry analysts

TREND HOLDS GLOBALLY

Global Core Media Ad Revenues by Medium



Out-of-Home 6%
Radio 7%
Magazines 9%
Television 41%
Newspapers 20%
Internet 17%

2011E

Region	2011 – 2013 Growth CAGR
Television	+7.3%
Internet	+10.6%
Newspapers	+1.4%
Magazines	+0.2%
Radio	+3.7%
Out-of-Home	+7.8%
Total	+5.9%

Source: MAGNA

- Opportunity for sustained organic growth
  - Revenue conversion key to IPG's ability to drive significant margin improvement
- Technology leads to massive shift in consumer behavior
  - All media becoming digital
  - Greater need for message / touch point integration
- New world of media – ready to meet evolving client needs

Devices are all connected

Needs and interests fulfilled in an instant

Opportunities for brands are exponential


Windows 7


DEVELOPER



It’s All About the Consumer

RATE OF MEDIA ADOPTION ACCELERATING

Time it took to reach 50 million consumers


Radio
38 yrs
TV
13 yrs
iPod
5 yrs
Facebook
3.5 yrs
Groupon
0.5 yrs
CHANGE

Sources: *UN Millennium Report, IPG analysis, Facebook, NY Times*

PURCHASE JOURNEY TOTALLY PERSONALIZED



Consumer – Driven
SOCIAL NETWORKING
BRANDED ENTERTAINMENT
DVR
OPINION SITES
VIRTUAL WORLDS
VOD
WORD OF MOUTH
WIDGETS
SMS
BLOGS
SEARCH
ONLINE SEEDING
WEBSITE
GAMING
PODCASTS
MOBILE
Purchase
RETAIL
NETWORK TV
NEWSPAPERS
WEB VIDEO
WEB PORTALS
IN-THEATER
MAGAZINES
RADIO
MASS TRANSIT
CABLE TV
BILLBOARDS
Marketer – Generated

IMPLICATIONS OF CONVERGENCE & CONSUMER CONTROL

- Premium on creative ideas that create connections across all channels
- Optimization of media mix to engage audiences at individual level
- Interactivity – across paid, owned and earned media
- Proliferation of data informs strategy, allows for targeting and makes accountability a must


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KEY TRENDS: DIGITAL

- Will continue to see growth in clients' digital spend, especially internationally
- Online video, mobile, geo-targeting and gaming – while small today – are key to the evolving digital equation
- The web will keep getting more social
- Forrester study: "agencies will become more important than ever" as media platforms splinter and complexity increases

DIGITAL STRATEGY

- The share of client expenditure available to agencies as opposed to media owners is greater in the digital space
- People don't distinguish where they consume content – digital expertise must therefore be at the core of everything we do and embedded within every IPG agency
- World-class specialized assets are available to supplement integrated teams or collaborate with our major networks; also investing to build these out globally

"INTEGRATED DIGITAL" SOME PROOF POINTS…

- MRM positioning and growth within Worldgroup
- Draftfcb's native digital capability
- CMG social media expertise
- U.S. independents' digital strength
- Mediabrands digital leadership within global networks, development of Cadreon, Geomentum, TAP
- Lowe collaboration with HUGE
- Labs, apps, analytics dashboards and walls, etc…


要爽由自己
可口可乐
北京歌华阳光广告有限公司


TATA

EMERGING MARKETS


中国移动通信
CHINA MOBILE


«RUSSIA. 10 YEARS IN VOGUE»
VOGUE

KEY TRENDS: EMERGING MARKETS

- Emerging economies continue to outperform – this was evident in their strength compared to developed markets during recession
- By 2014 all four BRIC countries projected to be among top 10 world consumer markets
- Ad spend as proportion of GDP will continue to grow
- High levels of technology adoption – use of new media will increase dramatically, making for rich marketing ecosystems

EMERGING MARKETS: IPG SNAPSHOT

- Strength in India…
  - Recent Lowe Lintas and Draftfcb Ulka deals cement position with leading local agencies
  - Outstanding creative talent
  - Strong activation capability – could be extended regionally
  - Investing in digital talent, local digital JVs
- …also Brazil
  - Transactions have strengthened agencies – Borghierh/Lowe and WMcCann
  - All three global networks performing well
  - Very strong creative leadership
  - Targeted digital acquisitions – CUBO
  - Leveraging strength of CMG and marketing services offerings to capitalize on Olympics and World Cup

EMERGING MARKETS: IPG SNAPSHOT

- China
  - Strong Worldgroup and CMG offerings (partnering with Chinese government)
  - Significant talent investment – new leadership at multiple agencies
  - Actively pursuing M&A in field marketing, digital and media, though multiples high and the market volatile
- Middle East
  - MCN remains region's largest player, with strong capabilities, but political and macroeconomic factors create overhang
- Russia
  - Strong partner in ADV
  - All of our brands active in the market and momentum is positive
  - Broader uncertainties make investment challenging


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KEY TRENDS: INTEGRATED MARKETING

- New realities of marketing require:
  - Greater collaboration between agencies
  - Strong integrated digital capabilities
  - Analytics to drive accountability
  - Customized solutions that meet client needs
- The ability to deliver on the promise of integrated marketing can be a significant differentiator for us going forward

SAMPLING OF INTEGRATED OFFERINGS

- Delivered by our major global networks – working alone or together with specialists partners from within IPG
- High degree of collaboration within our media and marketing services units, which also partner well across the group
- Under one roof at U.S. independents
- As part of customized "open architecture" solution
  - Holding Company Led | Lead Agency | Collaborative

WHAT TO LOOK FOR TODAY…

- Unique and differentiated agency brands
- Global growth business
- Complexity creates opportunity
- Digital | emerging markets | integrated solutions

> - Strategic actions to position ourselves appropriately
> - None more important than talent, creativity and strength of our agencies

INTERPUBLIC

APPENDIX

RECONCILIATION OF ADJUSTED OPERATING MARGIN

($ in Millions)

Last Twelve Months Ending	Operating Income (Loss)	Restructuring and Other Reorganization-Related Charges (Reversals), net	Long-Lived Asset Impairment and Other Charges	Adjusted Operating Income (Loss)
12/31/05	$ (104.2)	$ (7.3)	$ 98.6	$ (12.9)
3/31/06	(94.7)	-	98.6	3.9
6/30/06	(133.3)	8.2	98.6	(26.5)
9/30/06	(4.2)	14.3	92.1	102.2
12/31/06	106.0	34.5	27.2	167.7
3/31/07	141.4	33.5	27.2	202.1
6/30/07	210.1	22.0	27.2	259.3
9/30/07	240.3	21.0	27.2	288.5
12/31/07	344.3	25.9	0.0	370.2
3/31/08	410.7	29.7	0.0	440.4
6/30/08	465.7	39.0	0.0	504.7
9/30/08	530.9	37.6	0.0	568.5
12/31/08	589.7	17.1	0.0	606.8
3/31/09	565.6	13.7	0.0	579.3
6/30/09	461.9	9.6	0.0	471.5
9/30/09	403.9	5.2	0.0	409.1
12/31/09	341.3	4.6	0.0	345.9
3/31/10	363.8	5.1	0.0	368.9
6/30/10	444.1	5.7	0.0	449.8
9/30/10	486.0	7.6	0.0	493.6
12/31/10	548.7	3.9	0.0	552.6